                      EMPLOYMENT AND STOCK OPTION AGREEMENT

      THIS AGREEMENT ("Agreement") is effective August 9,1999, by and between COLLEGE BOUND STUDENT ALLIANCE, INC., a Colorado corporation ("CBSA"), and JEROME M. LAPIN ("Employee").

                                    AGREEMENT

      1.    EMPLOYMENT AND DUTIES.

            (a) EMPLOYMENT. CBSA hereby employs Employee, and Employee hereby accepts employment as Chief Executive Officer ("CEO") of CBSA upon the terms stated in this Agreement. Employee shall also serve as a director and the parties anticipate that Employee will be appointed as Chairman of the Board of Directors before December 31, 1999.

            (b) DUTIES. Employee is engaged as the CEO of CBSA, subject to the direction of the Board of Directors and in accordance with the Bylaws of CBSA to perform such duties as he shall reasonably be directed by the Board of the Directors of CBSA to perform.

            (c) SERVICES. Employee shall: (i) devote up to the equivalent of three (3) working days per week to the business and affairs CBSA; (ii) use his best efforts, skills and abilities to promote CBSA's best interests; and (iii) perform the duties described in Section 1(b) and such other duties as may be assigned to him by CBSA in compliance with all applicable laws and regulations and in accordance with the industry standards.

      2.    TERM OF EMPLOYMENT.

      The term of Employee's employment under this Agreement (the "Term") shall commence on August 9, 1999, and shall end on August 1, 2000, unless sooner terminated pursuant to Section 9 of this Agreement. The Term shall be automatically renewed for one-year periods ("Subsequent Terms") unless thirty
(30) days before August 1, 2000 and all subsequent one-year periods of this Agreement either party gives notice in writing to the other of its intention not to renew the Term. Unless otherwise stated, Term shall also refer to Subsequent Terms.

      3.    BASE COMPENSATION.

      CBSA agrees to pay Employee for his services hereunder compensation on an annualized basis in the amount of $60,000.00 from August 9, 1999 through August 1, 2000. Employee's compensation for the period from August 9, 1999 through December 31, 1999 shall be payable on January 3, 2000. Thereafter, Employee's compensation shall be payable in accordance with CBSA's then-existing general payroll procedures. Employee's base salary will be re-negotiated by the parties no later than June 1, 2000, to be effective August 1, 2000. Thereafter, the annual salary shall be reviewed by CBSA and Employee, on or before June 1 of each year during the term of this Agreement and may be adjusted by mutual agreement of Employee and CBSA. CBSA shall withhold from the compensation to Employee federal and state withholding taxes, federal FICA and FUTA payments and any other usual payroll deductions.

      4. PERFORMANCE BONUSES. CBSA, from time to time, may pay to Employee additional compensation or bonuses upon such terms and conditions as CBSA shall deem to be in its business interest. The board of directors of CBSA, in its sole and absolute discretion, shall determine the payment and the amount of any additional compensation or bonuses, if any, and the board of directors determination shall be final and conclusive.

      5.    STOCK OPTIONS.

            (a)   Employee is hereby granted the option, for a period of five
(5) years, to purchase 500,000 shares of CSBA common stock at eighty percent (80%) of the stock's fair market value as of June 1, 1998 as follows: (i) 250,000 shares on execution of this Agreement, and (ii) 250,000 shares on the one-year anniversary of the effective date of this Agreement. Employee must exercise any stock options granted within five (5) years of the effective date of this Agreement or as otherwise provided in this Agreement.

            (b) The option price shall be paid in full in cash each time the option is exercised by Employee for part or all of the 500,000 shares of stock, as provided in this Section 5.

            (c) Employee must be employed by CBSA at the time the option is exercised in order to be eligible for any stock options pursuant to this Section 5, except as otherwise provided in this Section 5.

            (e) In the event Employee is terminated "for cause" as provided in this Agreement, Employee shall not be eligible for any stock option regardless of the date of termination.

            (f) In the event Employee is terminated "without cause" as provided in this Agreement, Employee shall be eligible for the stock options granted as provided in Section 5(a) on the date of termination.

            (g) In the event Employee elects to terminate his employment for any reason, Employee shall not thereafter be eligible to exercise any stock option regardless of the date of termination.

            (h) In the event of a Change in Control in CBSA, as defined below, Employee shall be eligible for all stock options as provided in Section 5(a) regardless of the date of termination. For purposes of this Agreement, Change in Control shall mean: (aa) sale of substantially all of the assets of CBSA, or
(bb) the acquisition by any corporation or group of associated persons acting in concert, of an aggregate of one hundred percent (100%) of the outstanding shares of voting stock coupled with or followed by the election as directors of CBSA of persons who were not directors at the time of such acquisition if such persons shall become a majority of the Board of Directors of CBSA, or (cc) the effectiveness of a registration statement filed by CBSA under the Securities Act of 1933, as amended with respect to any shares of stock of CBSA.

            (i) The aggregate number of shares of stock available pursuant to this Section 5, the stock subject to option, and the price per share of stock all shall be proportionately adjusted for any increase or decrease in authorized or issued shares of CBSA resulting from: (aa) a subdivision or consolidation of shares or any other capital adjustment, or (bb) any other increase or decrease in such stock effected without receipt of full and fair consideration by CBSA. Upon dissolution or liquidation of CBSA, or upon a merger or consolidation in which CBSA is not the surviving corporation, all options shall terminate, except as provided in Section 5(i).

            (j) Employee acknowledges that the potential options granted and securities to be issued pursuant to this Agreement, including stock to be issued upon exercise of any option granted hereunder, have not been and will not be registered under the Securities Act of 1933, as amended or applicable State Securities Acts, and in addition to all other transfer restrictions provided in this Agreement shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) by the holder except by Employee upon the issuance to CBSA of a favorable opinion of Employee's counsel which shall be subject to the review and acceptance by CBSA, and the submission to CBSA of such other evidences may be satisfactory to counsel for CBSA, in each such case to the effect that any transfer shall not be in violation of such acts. Employee further acknowledges that all shares of stock issued pursuant to this Agreement will contain a conspicuous restrictive legend containing the information above and any other information now or hereafter included on CBSA's standard restrictive stock legends.

      6.    TRANSFER RESTRICTIONS ON STOCK.

            (a) RESTRICTIONS ON TRANSFER. Employee shall not, during the term of this Agreement, transfer any of the stock, or any interest therein, unless Employee shall have procured an effective current registration statement relating to the stock under the Securities Act of 1933 (the "Act") or an opinion of counsel, in form and substance satisfactory to the CBSA, to the effect that registration is not required because Employee has satisfied all of the requirements set forth under Rule 144 promulgated under the Act by the Securities and Exchange Commission ("Rule 144"). Any attempted disposition of the stock or any interest therein while it is restricted shall be null and void and of no effect.

      (b) OBLIGATIONS OF TRANSFEREES. Each transferee or any subsequent transferee of stock or any interest in such stock shall hold such stock or interest in the stock subject to all of the provisions of this Agreement and shall make no further transfers except as provided in this Agreement.

      7.    OTHER BENEFITS.

      Employee shall be allowed to participate in CBSA's medical, dental and disability insurance, and other benefits, if any, in accordance with CBSA's policy as in effect from time to time. Employee's vacation, holidays and sick leave shall be determined by mutual agreement of the parties.

      8.    FACILITIES: EXPENSES.

      CBSA shall provide Employee with such facilities, equipment, services and supplies as CBSA reasonably determines are suitable to Employee's position and adequate for the performance of Employee's duties under this Agreement. However, Employee shall have, maintain and use, when appropriate, an automobile, home telephone and other facilities and equipment reasonably needed in connection with employment under this Agreement. The Company shall reimburse Employee for any and all reasonable ordinary course travel, entertainment or other business-related out of pocket expenses incurred by Employee. Any extraordinary travel, entertainment or other business-related expenses outside the ordinary course shall require the prior written consent of CBSA.

      9.    TERMINATION.

            (a) UPON DEATH. This Agreement shall terminate upon the death of Employee. Upon termination by reason of Employee's death, CBSA shall pay to the personal representative of the estate of Employee the base compensation owed to Employee under the terms of Section 3 of this Agreement to the date of death.

            (b) UPON ILLNESS OR DISABILITY. This Agreement shall terminate immediately following three (3) months in any twelve (12) month period during which Employee is unable to perform his duties as a result of illness, injury or other incapacity.

            (c) TERMINATION BY CBSA "FOR CAUSE". In the event of the occurrence of any of the following and upon written notice to Employee, CBSA, at any time, may immediately terminate the term of Employee's employment hereunder "for cause": (i) gross negligence or willful misconduct by Employee in performing his duties here under, (ii) dishonesty or theft by Employee; (ii) conviction of Employee of any felony, or of any lesser crime or offense involving the property of CBSA; (iv) repeated refusal of Employee to follow the reasonable directions of the Board of Directors of CBSA; or (v) any other material breach of this Agreement by the Employee which is not cured after ten
(10) days written notice. Upon termination of Employee's employment for cause, CBSA shall pay to Employee his base compensation for services performed by him to the date of termination as provided in Section 3 of this Agreement.

            (d) TERMINATION BY EMPLOYEE. Notwithstanding any other provision of this Agreement to the contrary, Employee may terminate his employment with CBSA upon thirty (30) days prior written notice.

            (e) TERMINATION DUE TO LACK OF FUNDING. Either party may terminate this Agreement if CBSA fails to achieve its bridge financing or other funding of at least $750,000 on or before December 31, 1999. Until such funding is obtained, Employee's salary shall accrue but remain unpaid.

      10. COVENANT AGAINST COMPETITION. Without the express written consent of CBSA, during the term of Employee's employment with CBSA and for a period of three (3) years from the termination of Employee's employment with CBSA, Employee will not, directly or indirectly, own, manage, operate, control, be employed by, perform services for, consult with, solicit business for, participate in, or be connected with the ownership, management, operation, or control of: (i) any business which is materially similar to or competitive with CBSA's business in the United States, or (ii) with any of CBSA's then-existing vendors, affiliates or customers in the United States.

      11. COVENANT AGAINST DISCLOSURE OF CONFIDENTIAL INFORMATION. During the term of Employee's employment with CBSA and for a period of three (3) years after termination of Employee's employment with CBSA, Employee shall not use for any purpose or disclose to any person or entity any confidential information acquired during the course of employment with CBSA. Employee shall not, directly or indirectly, copy, take, or remove from CBSA's premises, any of CBSA's books, records, customer lists, or any other documents, materials or confidential information.

      12.   MISCELLANEOUS.

            (a) AMENDMENT. No modification, waiver, amendment, discharge or change to this Agreement shall be valid unless the same is in writing and signed by the party against which the enforcement of said modification, waiver, amendment, discharge or change is sought.

            (b) NOTICE. All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given upon personal delivery or on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

            To CBSA:                 College Bound Student Alliance, Inc.
                                     Attn: Janice A. Jones
                                     5275 DTC Parkway, Suite 110
                                     Englewood, CO 80111

            To the Employee:         Jerome M. Lapin
                                     3019 South Lakeridge Trail
                                     Boulder, CO 80302

or to such other address or to such other person as any party shall designate to the other for such purpose in the manner hereinafter set forth.

            (c) ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding by and between CBSA and Employee with respect to the covenants contained herein, and no representations, promises, agreements, or understandings, written or oral, not herein contained shall be of any force or effect. No valid waiver of any provision of this Agreement at any time shall be deemed a waiver of any other provision of this Agreement at such time or will be deemed a valid waiver of such provision at any other time.

            (d) SURVIVAL. Upon any termination of this Agreement, neither party shall have any further rights, duties or obligations to the other under this Agreement except for: (i) Employee's covenants, obligations and duties to be performed after any such termination, inclusive of Section 10 hereof, and
(ii) the parties' liability to each other for their obligations, duties and responsibilities under this Agreement prior to such termination.

            (e) ENFORCEMENT: SEVERABILITY. It is the intention of the parties that the provisions of this Agreement shall be enforceable to the fullest extent permissible under applicable law, but that the unenforceability (or modification to conform to such law) of any provision or provisions hereof shall not render unenforceable, or impair, the remainder thereof. If any provision or provisions of this Agreement shall be deemed invalid or unenforceable, either in whole or in part, this Agreement shall be deemed amended to delete or modify, as necessary, the offending provision or provisions and to alter the bounds thereof in order to render it valid and enforceable to the fullest extent permissible. The noncompetition, nondisclosure, and nonsolicitation obligations of Employee contained in this Agreement are intended to be extended by the length of time during which Employee shall have been in breach of any of those provisions.

            (f) GOVERNING LAW AND VENUE. This Agreement shall be construed in accordance with the laws of the State of Colorado and any proceeding arising between the parties in any matter pertaining or related to this Agreement only shall be held in a court of competent jurisdiction for Boulder, Colorado.

            (g) LITIGATION. In any action between the parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing party shall be entitled to recover its costs and expenses, including reasonable attorney's fees, incurred up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

            (h) BENEFIT OF AGREEMENT. This Agreement may be assigned only by CBSA, the Employee's duties being of a personal nature. Subject to the restrictions on transferability and assignment contained herein, the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties, their successors, permitted assigns, personal representatives, estates, heirs and legatees.

            (i) CAPTIONS. The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

            (j) NUMBER AND GENDER. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties, or their personal representatives, successors and assigns may require.

            (k) FURTHER ASSURANCES. The parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

            (l) STATUS. Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, agency, or lessor-lessee relationship; but rather, the relationship established hereby is that of employer-employee.

            (m) COUNTERPARTS. This Agreement may be executed in any number of counterparts. All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed effective as of the date first above written.

                                       CBSA:

                                       COLLEGE BOUND STUDENT ALLIANCE, INC.
                                       a Colorado corporation


                                       By: /s/ Rick Newton
                                          --------------------------------------
WITNESSES:                             Name:  Rick Newton
                                            ------------------------------------
/s/ Katherine Hoch                     Title: CHAIR OF BOARD
--------------------------------             -----------------------------------


--------------------------------
(as to CBSA)

                                       EMPLOYEE:

                                       /s/ Jerome M. Lapin
                                       -----------------------------------------
                                       Jerome M. Lapin

WITNESSES:

/s/ Janice Jones
--------------------------------


--------------------------------
(as to Employee)

                          NON-TRANSFERABLE STOCK OPTION

      COLLEGE BOUND STUDENT ALLIANCE, INC. (FORMERLY SPORTSSTAR MARKETING, INC.), a Colorado corporation, 5275 DTC Parkway, Suite 110, Englewood, Colorado 80111 ("Company"), for and in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, irrevocable grants unto JEROME LAPIN ("Optionee"), the option ("Option") to purchase up to 250,000 shares ("Shares") of the Company's no par value common stock ("Common Stock") subject to the following terms and conditions:

      1. PURCHASE PRICE. The purchase price for Shares pursuant to this Option is 250,000 shares at eighty percent (80%) of the stocks fair market value as of June 1, 1999 per share which payment shall be made at the time of exercise by:

            (a) Delivery to the Company of cash or a certified check payable to the order of the Company in the amount equal to the purchase price of the Shares; or

            (b) Delivery to the Company of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such Shares; or

            (c) Any combination of any such method of payment.

          Optionee shall have no rights with respect to dividends or have any other rights as a shareholder with respect to Shares subject to this Option until he has given written notice of the exercise of this Option and has paid in full for such Shares.

      2. TIME OF EXERCISE. This Option may be exercised any time on or before August 9, 2004. This Option shall expire five (5) years from the date the Option becomes exercisable. The period of time during which the Option may be exercised is referred to herein as the "Option Period."

      3. CHANGE OF CAPITALIZATION. If prior to the exercise of this Option, the Company effects one or more stock split-ups, stock dividends, or there are increases or reductions of the number of shares of its Common Stock outstanding without receiving compensation therefore in money, services or property, other than pursuant to any executive or employee option plan which shall have been or is thereafter approved by the shareholders of the Company within one year of the issuance pursuant thereto, the number of shares of Common Stock subject to the Option hereby granted shall (a) if a net increase shall have been affected in the number of outstanding shares of the Company's Common Stock, be proportionately increase, and the cash consideration payable per share shall be proportionately reduced; and (b) if a net reduction shall have been affected in the number or outstanding shares of the Company's Common Stock, be proportionately reduced and the cash consideration payable per share be proportionately increased. In the event that the Company is dissolved, liquidated, merged, consolidated with another corporation, sells all or substantially all of the Company's assets or enters into some other type of corporate reorganization in which the Company is not the surviving corporation or in which the Company is the surviving corporation but holders of the Company's Common Stock receive securities of another corporation, this Option shall terminate as of the effective date of such event provided that immediately prior to such event, Optionee shall have the right to exercise this Option in whole or in part; however, such exercise shall be subject to the restrictions contained in this Option.

      4. NOTICE OF EXERCISE. This Option may be exercise in whole or in part at any time and from time to time by the delivery of written notice to the Company together with payment for the number of Shares purchased. This notice shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and shall be signed by the person exercising the Option.

      5. NON-TRANSFERABLE. This Option may not be transferred by Optionee other than by will or laws of descent and distribution. During Optionee's lifetime this Option shall be exercisable only by Optionee.

      6. RESTRICTED SECURITIES. Optionee, by the acceptance of this Option, represents and acknowledges that because of Optionee's relationship with the Company, Optionee has available full information concerning the Company's affairs. Further, Optionee agrees that before Optionee purchases any stock pursuant to this Option, Optionee will represent to the Company in writing such stock is being purchased for investment and not for purposes of distribution, the stock will constitute restricted securities as defined in Rule 144 promulgated pursuant to the Securities Act of 1933, as amended, and Optionee agrees that (I) the Company may place a stop order against the transfer of the Shares with its transfer agent and (ii) the stock certificate evidencing such stock may be stamped with a legend substantially as follows:

                  "The securities represented by this Certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933 (the "Act"), or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

      7. SHARES RESERVED. The Company shall at all times during the duration of this Option reserve and keep available such number of shares of its stock as will be sufficient to satisfy the requirements of this Option.

      8. COLORADO LAW. This Option shall be construed according to Colorado law.

     Dated:  SEPTEMBER 13, 1999

                                  COLLEGE BOUND STUDENT ALLIANCE, INC.
                                  a Colorado corporation

                                  By:
                                     ---------------------------------------
                                  Title:
                                        ------------------------------------

     Attest:           SEAL

     ------------------------------------
                             , Secretary
     ------------------------

                                    Accepted by Optionee:

                                 ----------------------------
                                 Jerome Lapin